UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2018

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192
333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163
1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150
1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	PPL Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Louisville Gas and Electric Company
[ ]	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]	PPL Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Louisville Gas and Electric Company
[ ]	Kentucky Utilities Company

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

TCJA Impact on Kentucky Rates – Order on Reconsideration

On September 28, 2018, the Kentucky Public Service Commission ("KPSC") issued an order on reconsideration in the existing proceeding relating to the impact of the Tax Cuts and Jobs Act ("TCJA") on the Kentucky rates of Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU" and, together with LG&E, the "Companies").

In its September 28, 2018 order, the KPSC implemented rates reflecting electricity revenue rate reductions of $101 million at KU and $75 million at LG&E and gas rate reductions of $16 million for LG&E. The amounts in this order represent lower revenue reduction amounts than the KPSC's March 20, 2018 order, which had approved revenue reductions of approximately $108 million, $79 million and $17 million, respectively, and was the subject of the Companies' motion for reconsideration.

The rate revenue reduction amounts were calculated based on the period January 2018 through April 2019, to be billed over the period April 2018 to April 2019, and thereafter until tax-reform related savings are reflected in changes in base rates of the Companies. As previously announced, the Companies filed an application with the KPSC on September 28, 2018 for such base rate changes to be effective May 2019.

The Companies have been implementing interim partial rate reductions since April 2018, as authorized by the KPSC, and recording reserves up to the higher reduction amounts originally approved in the March 20, 2018 order. The Companies do not anticipate the current order to have a material adverse impact on their financial condition or results of operations.

Statements in this report regarding future events and their timing, including the Companies' proposed rate changes, future rates, rate mechanisms or returns on equity, as well as statements as to future costs or expenses, regulation, corporate strategy and performance, are "forward-looking statements" within the meaning of the federal securities laws.  Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate proceedings and regulatory cost recovery; market demand and prices for electricity and natural gas; political, regulatory or economic conditions in states and regions where the Companies conduct business; and the progress of actual construction, purchase or installation of assets or operations subject to tracker mechanisms.  All forward-looking statements should be considered in light of these important factors and in conjunction with PPL Corporation's, LG&E and KU Energy LLC's and the Companies' Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

KENTUCKY UTILITIES COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

Dated:  October 5, 2018